Exhibit 10.30

LOAN WAIVER AND COLLATERAL AGREEMENT

This LOAN WAIVER AND COLLATERAL AGREEMENT (the “Agreement”) is entered into as of November 14, 2012, by and between the lender(s) (“Lender”) listed on the Loan Schedule attached as Exhibit A (the “Loan Schedule”) and the borrower(s) and guarantor(s) listed on the Loan Schedule. References in this Agreement to “Lender”, “Borrower”, and “Guarantor” shall be construed to mean and refer to each Lender, each Borrower, and each Guarantor, respectively, listed on the Loan Schedule.

RECITALS

A. In connection with the loans described on the Loan Schedule (each, a “Loan”), Borrower has entered into one or more loan agreements with Lender (each such loan agreement, as previously amended, restated, supplemented, extended or renewed, a “Loan Agreement”). The Loan Agreements, the promissory notes evidencing each Loan, and the other documents and instruments currently evidencing and securing each Loan (all as previously amended, restated, supplemented, extended or renewed) are referred to collectively as the “Current Loan Documents.” The Current Loan Documents, as modified by this Agreement, are referred to as the “Loan Documents.” Except as otherwise specifically stated in this Agreement, (1) references in the Current Loan Documents and this Agreement to the “Loan Documents,” or any of them, shall be deemed to be a reference to such Loan Documents, as modified by this Agreement; (2) references in this Agreement to “Loan” are to each such Loan; and (3) references to “Loan Agreement” are to each such Loan Agreement. The prior modifications to the Loan Documents include that certain Loan Modification Agreement, dated March 29, 2012 (the “2012 Modification”) between Lender, Borrower and Guarantor.

B. Borrower has requested that Lender enter into this Agreement and Lender is willing to do so, subject to the terms and conditions set forth herein.

C. Without limiting or waiving any other defaults, Borrower is in default of the Consolidated Pre-Compensation FCCR set forth in Section 4(e)(i) of the 2012 Modification for the period ending September 30, 2012 (such defaults, the “Existing Defaults”).

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1

PRELIMINARY MATTERS

1.1 Defined Terms. For purposes of this Agreement and the Loan Documents generally, certain capitalized terms used in this Agreement and not otherwise defined herein have the meanings given to such terms in Appendix A. Other capitalized terms used in this Agreement and not defined in this Agreement have the meanings given to such terms in the 2012 Modification.

1.2 Recitals and Loan Schedule. The parties acknowledge the accuracy of the Recitals and agree that the Recitals are part of this Agreement. Borrower confirms and agrees that the information set forth on the Loan Schedule is complete and correct.

ARTICLE 2

MODIFICATIONS TO LOAN DOCUMENTS

In addition to any and all other modifications made by this Agreement, the Loan Documents are specifically modified and supplemented as follows:

2.1 New Borrower Collateral. On or before December 15, 2012 (the “Collateral Deadline”), Borrower shall have granted to Lender a first priority Lien on the fee or ground leasehold interest (as applicable) in the additional collateral more particularly described on Exhibit B to this Agreement (the “New Borrower Collateral”) to further secure payment and performance of all Obligations. In that connection and as a further condition to inclusion of the New Borrower Collateral as provided in Section 2.2, on or before the Collateral Deadline: (i) Lender shall have completed its due diligence review of the New Borrower Collateral and the results shall be satisfactory to Lender in its sole discretion; (ii) Borrower shall have delivered to Lender such mortgages, deeds of trust, security agreements (including from any TRS lessee), pledges, landlord agreements, and other documents as Lender may require, in form acceptable to Lender, in its sole discretion, granting to Lender a first priority Lien on the New Borrower Collateral and also providing customary lender cure rights and other rights with respect to each ground lease, and each such document upon execution, will be deemed to be one of the Loan Documents; (iii) all such documents and related UCC financing statements shall have been properly filed or recorded in the appropriate governmental recording office, as required by Lender, (iv) Lender shall have received such policies of title insurance and endorsements thereto as Lender may require all in form and content satisfactory to Lender, (v) Borrower shall have provided to Lender evidence satisfactory to Lender that all insurance required by the Loan Documents is in full force and effect with respect to the New Borrower Collateral; (vi) Lender shall have received and approved all leases, franchise, license and management agreements with respect to the New Borrower Collateral, and (vii) Borrower shall have paid all of Lender’s costs and expenses in connection with the New Borrower Collateral, including attorney’s fees, title insurance costs, escrow costs, and any applicable mortgage or similar taxes. The New Borrower Collateral shall be considered part of the Collateral for all purposes under the Loan Documents.

2.2 Inclusion as Sites. If and only if the terms and conditions in Section 2.1 are satisfied on or before the Collateral Deadline, for any fiscal period of Borrower ending after the Collateral Deadline, the New Borrower Collateral shall be included as a Site, including for purposes of the Financial Covenants in Section 4(d) of the 2012 Modification. Borrower agrees that by providing the New Borrower Collateral, Borrower is not exercising the cure right pursuant to Section 4(d)(ii) of the 2012 Modification and is not entitled to any reamortization or other rights or benefits otherwise applicable pursuant to Section 4(d)(ii) of the 2012 Modification. For avoidance of doubt, inclusion of the New Borrower Collateral as a part of the Collateral and as a Site means, among other things that the New Borrower Collateral will be subject to the financial reporting requirements of Section 4(g) of the 2012 Modification, the appraisal provisions in Section 4(m) of the 2012 Modification and the Additional Borrower Covenants in Section 5 of the 2012 Modification.

2.3 Other Due Diligence; Release.

(a) In addition to Lender’s other rights with respect to appraisals, Lender may order such appraisals, updates to existing appraisals or other opinions of value as Lender may deem appropriate with respect to the New Borrower Collateral and based on such appraisals, updates or opinions of value Lender may determine, in its sole discretion, the “as is” value of the New Borrower Collateral, including for purposes of determining the “Appraised Value” pursuant to Section 4(d)(iii) of the 2012 Modification.

(b) Any release of the New Borrower Collateral shall be subject to Section 4(h)(v) of the 2012 Modification. Any release of New Borrower Collateral approved by Lender will, at a minimum, require payment of amounts approved by Lender which amounts shall result in the payment to Lender of an amount not less than the Appraised Value as then in effect. In addition, any such release shall not cause or contribute to any breach of a financial covenant in Section 4(d) and 4(e) of the 2012 Modification or the loan-to-value requirements in Section 4(e)(iii).

(c) Lender may also obtain such environmental reports and studies with respect to the New Borrower Collateral as Lender may deem appropriate, all of which must be satisfactory to Lender, in Lender’s sole and absolute discretion.

(d) If Lender determines (whether before or after the Collateral Deadline) that the environmental or structural condition of any New Borrower Collateral does not comply with Lender’s policies and procedures with respect to real estate secured loans, or is otherwise unsatisfactory to Lender, or that there are other issues or conditions which materially adversely affect the financeability, value, or marketability of any New Borrower Collateral (for example, if the Appraised Value as determined by Lender is materially less than the “as is” value in the copies of existing appraisals of the New Borrower Collateral provided by Borrower to Lender prior to the date hereof, or if Lender determines that there exist unacceptable ground lease terms, title issues, or lack of required franchisor consents and agreements), all as determined in Lender’s sole and absolute discretion, Lender may reject the affected property as New Borrower Collateral (“Rejected Collateral”) and Borrower shall, within 15 days after demand by Lender, provide Lender with a substitute hotel property as New Borrower Collateral and all of the terms and conditions of this Article 2 shall be applicable to such substitute hotel property. Such substitute hotel property must have a value acceptable to Lender in its sole and absolute discretion, but such value shall not be materially not less than the “as-is” value of the New Borrower Collateral which it is replacing, as such “as-is” value is reflected in copies of prior appraisals of the New Borrower Collateral provided by Borrower to Lender prior to the date hereof. Whether or not a substitute hotel property is approved, any Rejected Collateral shall no longer constitute New Borrower Collateral or a Site, including for the purposes of the Financial Covenants in Section 4(d) of the 2012 Modification. Once Lender has approved a substitute hotel property and all the conditions in Section 2.1 and this Section 2.3 have been satisfied (as determined by Lender in its sole discretion) such property will be included as New Borrower Collateral and a Site, including for the purposes of the Financial Covenants in Section 4(d) of the 2012 Modification.

(e) In addition, Borrower shall use its best efforts to obtain comfort letters in form satisfactory to Lender, from each franchisor/licensor with respect to the New Borrower Collateral on or before the Collateral Deadline.

(f) Without limiting any other provisions hereof or of the 2012 Modification, upon demand by Lender, Borrower shall pay all of Lender’s out of pocket costs and expenses in connection with appraisals and other opinions of value and the environmental studies and reports described above.

ARTICLE 3

ADDITIONAL BORROWER COVENANTS

3.1 Receivers. Borrower and each other Credit Party irrevocably agree that upon the occurrence of an Event of Default, Lender may obtain an order, ex parte, from a state or federal court appointing a receiver for (a) the business operations of Borrower and/or any of the other Credit Parties; (b) for the Collateral; and/or (c) for any or all of the assets and property rights of Borrower and/or of such other Credit Parties. Lender’s right to obtain an order ex parte from a state or federal court appointing a receiver as provided herein shall be as a matter of right and without notice to Borrower or any other Credit Party or anyone claiming under Borrower or any other Credit Party, and without regard to the then value of the Collateral or the interest of Borrower or any other Credit Party therein. EACH CREDIT PARTY WAIVES ANY RIGHT TO A HEARING OR NOTICE OF HEARING PRIOR TO THE APPOINTMENT OF A RECEIVER AND IRREVOCABLY CONSENTS TO SUCH APPOINTMENT. Each Credit Party irrevocably agrees that any receiver appointed pursuant to this Section may have all of the powers and duties of receivers in like or similar cases, including the right, with Lender’s express written consent, to operate and sell all property of the receivership estate, and that such powers and duties shall be vested in the receiver until the later of (x) the date of confirmation of sale of the receivership estate, (y) the date of expiration of any redemption period, or (z) the date the receiver is discharged. All expenses incurred by the receiver or its agents, including obligations to repay funds borrowed by the receiver, shall constitute a part of the Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including reasonable attorneys’ fees incurred by the receiver and Lender, together with interest thereon at the default rate of interest from the date incurred until paid, and the balance shall be applied toward the Obligations or in such other manner as the court may direct. Each Credit Party expressly waives any and all rights it may have to object to the appointment of a receiver as provided herein or to the receiver’s operation or disposition of the receivership estate.

3.2 Limitation of Liability for Certain Damages. In no event shall Lender or any Affiliate of Lender be liable to Borrower or any other Credit Party on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

ARTICLE 4

LENDER CONSENTS AND WAIVERS

Upon satisfaction of each of the Closing Conditions on or before the Closing Deadline, which include any and all additional conditions precedent stated in the specific provisions of this Article, Lender consents and agrees as follows:

4.1 Financial Covenant Waivers. Lender waives compliance with the financial covenant set forth in Section 4(e)(i) of the 2012 Modification (Consolidated Pre-Compensation FCCR) for the Fiscal Quarter ending on September 30, 2012. Such waiver shall not apply to any other financial covenant in the Current Loan Documents or to any other Fiscal Quarter or Fiscal Year of any Credit Party.

4.2 Termination of Waiver. The waiver in Section 4.1 shall terminate and be of no further force or effect if the terms and conditions of Section 2.1 are not satisfied on or before the Collateral Deadline.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

Borrower and each other Credit Party acknowledge and agree that the representations and warranties in this Article are a material consideration to Lender; that Lender is relying on their correctness and completeness in entering into this Agreement; and that these representations and warranties are true and accurate as of the date hereof, will be true and accurate as of Closing, as if made at Closing, and will survive the Closing regardless of any investigation or inspection by Lender. Accordingly, Borrower and each other Credit Party represent and warrant to Lender:

5.1 Representations and Warranties Continue. In connection with this Agreement and for purposes of making the representations and warranties in this Section, each Credit Party has reviewed each of the representations and warranties of such Credit Party in the Loan Documents. Except for matters relating to the Existing Defaults, all such representations and warranties (taking this Agreement into account), are complete and correct as of the date set forth above, will continue to be complete and correct as of the consummation of the Agreement, and will survive such consummation.

5.2 No Defaults; No Material Adverse Effects. Except for the Existing Defaults, no Credit Party is in Default under any of the Loan Documents. There has been no change in the financial condition of any Credit Party from the most recent financial statement received by Lender from or on behalf of such Credit Party that would constitute a Material Adverse Effect.

5.3 Claims and Defenses. Neither Borrower nor any other Credit Party has any claims, counterclaims, defenses, or offsets against Lender or its predecessors in interest with respect to the Loan or the Loan Documents. Lender and its predecessors in interest have performed all of their obligations under the Loan Documents, and neither Borrower nor any other Credit Party has any defenses, offsets, counterclaims, claims or demands of any nature which can be asserted against Lender or its predecessors in interest for damages or to reduce or eliminate all or any part of the obligations of any Credit Party under the Loan Documents.

5.4 Due Authorization, Execution and Delivery; Validity. The execution, delivery, and performance by each Credit Party of this Agreement and the other Loan Documents to be executed by such Credit Party in connection with this Agreement have been duly authorized by all requisite action by or on behalf of Borrower and such other Credit Parties, and this Agreement and such other Loan Documents have been duly executed and delivered on behalf of each such Credit Party. This Agreement and the other Loan Documents to which a Credit Party is a party constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally, and general principles of equity.

5.5 No Duress. Each Credit Party has executed this Agreement as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of Lender or any other party.

5.6 Solvency. Both before and after giving effect to consummation of the transactions contemplated by this Agreement, the Credit Parties taken together, and Borrower, individually, are Solvent.

5.7 Commercial Nature of Loans. The purpose of each Loan is a commercial business purpose and not a personal, family, or household purpose. No portion of the Collateral is being or will be used by Borrower or any other Person for any personal, family or household purposes.

ARTICLE 6

CREDIT PARTY RATIFICATIONS, CONSENTS, AND RELEASES

6.1 Ratification of Loan Documents and Collateral. The Loan Documents are ratified and affirmed by Borrower and remain in full force and effect, except as expressly modified pursuant to this Agreement. Except to the extent, if any, specifically provided for herein: (a) Lender’s Liens in the Collateral shall continue in full force and effect and none of the Collateral is or shall be released from such Liens; and (b) this Agreement shall not constitute a waiver of any rights or remedies of Lender in respect of the Loan Documents. For avoidance of doubt, the Credit Parties acknowledge and agree that except as expressly modified or waived pursuant to this Agreement, all of the terms, conditions and covenants of the 2012 Modification remain in full force and effect.

6.2 Guarantor Consent, Ratification, and Reaffirmation. By its execution of this Agreement, each Guarantor consents and agrees to the terms and conditions of this Agreement; ratifies and reaffirms the Guaranty; and confirms and agrees that, notwithstanding this Agreement and consummation of the transactions contemplated thereby, including the release of any Collateral, the Guaranty and all of Guarantor’s covenants, obligations, agreements, waivers, and liabilities set forth in the Guaranty continue in full force and effect in accordance with their terms with respect to the obligations guaranteed, modified only to the extent that the guaranteed obligations are modified by this Agreement.

6.3 Release. Each of the Credit Parties fully, finally and forever release and discharges Lender and its Affiliates from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits, of whatever kind or nature, in law or equity, that any of the Credit Parties has or in the future may have, whether known or unknown, against Lender or its Affiliates: (a) in respect of the Loan, this Agreement, the other Loan Documents or the actions or omissions of Lender or any of Lender’s Affiliates in respect of the Loan or the Loan Documents; and arising from events occurring prior to the date of this Agreement; or (b) relating to the making, validity, or enforceability of the Loan Documents. FURTHER, EACH CREDIT PARTY EXPRESSLY WAIVES ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST HAVE MATERIALLY AFFECTED SUCH PARTY’S SETTLEMENT WITH THE RELEASED PARTIES, INCLUDING PROVISIONS SIMILAR TO SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

ARTICLE 7

CONDITIONS PRECEDENT; CLOSING

7.1 Closing Conditions Precedent. The obligations of Lender to consummate the transactions contemplated by this Agreement are subject to the satisfaction of (a) each of the conditions precedent in this Section; and (b) any other conditions precedent to Closing set forth in this Agreement (all such conditions precedent collectively, the “Closing Conditions”), in Lender’s sole discretion, unless Lender, in its sole discretion, waives satisfaction of a particular Closing Condition in writing. Borrower agrees to provide Lender, at Borrower’s sole cost and expense, with such documents, certificates, and other information, including updated financial statements, as Lender may request, in order to verify that the Closing Conditions have been satisfied.

(a) Executed Documents. Lender shall have received this Agreement, together with any and all other documents or instruments contemplated by this Agreement, including a Borrower authorization on Lender’s form, in each case duly executed and, where appropriate, acknowledged, by the Credit Parties, each in form and substance satisfactory to Lender.

(b) No Default; Representations. Both before and after giving effect to the Closing, there shall be no Default under the Loan Documents (other than the Existing Defaults), and each representation and warranty made by Borrower and each Guarantor pursuant to the Loan Documents shall be true and correct in all material respects.

(c) Good Standing; Authority. If requested by Lender, Borrower shall have provided Lender with evidence that Borrower and any entity Guarantor are in good standing under the laws of their state of formation and in each state in which any Collateral is located and that the Persons executing this Agreement and the other documents or instruments contemplated hereby, other than Lender, are duly authorized to do so.

(d) Liens on Existing Collateral. Lender shall have received such UCC search results, title reports, title policies, and title insurance endorsements as Lender shall reasonably require evidencing the continuing first priority of all of Lender’s Liens in the Collateral and confirming that the Collateral secures payment and performance of all of the Obligations.

(e) Insurance. If requested by Lender, Borrower shall have provided Lender with evidence satisfactory to Lender that all insurance required by the Loan Documents is in full force and effect.

(f) Transaction Costs. Borrower shall have paid to Lender all reasonable out-of pocket costs and expenses then incurred by or on behalf of Lender in connection with (i) this Agreement; (ii) Lender’s underwriting and closing due diligence with respect to this Agreement; and (iii) the negotiation, documentation, and closing of this Agreement, including in connection with Lender’s review and evaluation of, and determinations with respect to, the Closing Conditions (collectively, “Transaction Costs”); provided however, Borrower agrees that all such Transaction Costs are fully earned upon the execution of this Agreement, and, regardless of whether the other Closing Conditions are satisfied or the Closing occurs, Borrower agrees to pay Lender all such Transaction Costs. Transaction Costs include the following, as applicable: (1) Lender’s outside legal counsel fees; (2) expenses for UCC search reports, title searches, and title insurance; (3) escrow, recording, and filing fees; (4) any applicable transfer or mortgage taxes; and (5) costs of any required site inspections, inspection reports, surveys, appraisals, flood certifications, environmental reports and testing, and other due diligence, including the fees of consultants, appraisers, auditors, inspectors, or other advisers retained by Lender.

(g) Fees and Expenses. Borrower shall have paid to Lender a waiver fee of $200,000 and paid to Lender’s outside legal counsel fees in the amount of $23,000 (which includes an estimate of the fees and costs to be incurred in connection with the New Borrower Collateral related to due diligence and title review, documentation and negotiation), and shall have paid any and all other fees and amounts required to be paid by Borrower pursuant to this Agreement and together with any other outstanding and unpaid fees and costs due from Borrower pursuant to any of the Loan Documents.

7.2 Closing. The closing (the “Closing”) of the Agreement and the transactions contemplated by this Agreement will occur upon satisfaction (or waiver by Lender) of each of the Closing Conditions. The date on which Closing occurs is the “Closing Date.” Borrower hereby authorizes Lender to insert the Closing Date on the first page hereof, as the date of this Agreement, and in the various Loan Documents that are executed in connection with this Agreement, as the date thereof. Closing must occur on or before 11:00 o’clock a.m. local time in Phoenix, Arizona, on November 14, 2012 (the “Closing Deadline”). If Closing has not occurred on or before the Closing Deadline, Lender shall have absolutely no obligation whatsoever to consummate this Agreement and the transactions contemplated hereby. Lender may extend the Closing Deadline in Lender’s sole discretion. Any extension of the Closing Deadline must be in writing to be valid.

ARTICLE 8

MISCELLANEOUS PROVISIONS

Any other provisions of the Loan Documents to the contrary notwithstanding:

8.1 Notices. All notices, demands, requests, and other communications (collectively, “Notices”) required or expressly authorized to be made by the Loan Documents will be written and addressed (a) if to Borrower or any other Credit Party, to the address set forth for such Person on the signature page hereto or such other address as shall be notified in writing to Lender after the date hereof; and (b) if to Lender, at the address set forth for Lender on the signature page hereto or such other address as shall be notified in writing to Borrower after the date hereof. Notices may be given by hand delivery; by overnight delivery service, freight prepaid; or by U.S. mail, postage paid. Notices given as described above shall be effective and deemed to have been received upon personal delivery to a responsible individual at the notice address set forth on the signature page of this Agreement, if Notice is given by hand delivery; one Business Day after delivery to an overnight delivery service, if Notice is given by overnight delivery service; and two Business Days following deposit in the U.S. mail, if Notice is given by U.S. mail.

8.2 Governing Law. THE LAWS OF THE STATE IDENTIFIED IN THE CURRENT LOAN DOCUMENTS (AS IT RELATES TO ANY LOAN AND AS LIMITED THEREIN) SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT.

8.3 Time of the Essence. Time is of the essence in this Agreement.

8.4 Binding Effect; Conflicts. This Agreement shall be binding upon and inure to the benefit of Lender, each Credit Party, and their respective successors, assigns, heirs and personal representatives. If there are any conflicts between the terms of this Agreement and the terms of any of the other Loan Documents, the provisions of this Agreement shall control.

8.5 Bankruptcy. To induce Lender to execute this Agreement, each Credit Party represents and agrees that (a) the modifications provided for herein are, in such Credit Party’s informed judgment, sufficient to permit such Credit Party to operate its business and satisfy its obligations; (b) such Credit party has no intention to file or acquiesce in any bankruptcy or insolvency proceeding at any time after the date of this Agreement; (c) in the event of an Event of Default, such Credit Party acknowledges that such Credit Party does not have any further realistic opportunity to successfully reorganize such Credit Party’s financial affairs in bankruptcy; and (d) any bankruptcy filing or acquiescence to any bankruptcy filing by such Credit Party would, as to Lender, be in bad faith and solely for the purpose of delaying Lender from enforcing its rights and remedies. Accordingly, in consideration of the mutual covenants contained herein and for other good and valuable consideration, each Credit Party agrees that if such Credit Party is the subject of any federal or state insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceedings, voluntary or involuntary, under any present or future law or act, Lender shall be entitled to the immediate and absolute lifting of any automatic stay as to the enforcement of its remedies under the Loan Documents, and each Credit Party consents to the immediate lifting of any such automatic stay, and will not contest or object to any motion filed by Lender to lift such stay; and such Credit Party will not seek and shall not be entitled to any extension of any period in the proceedings during which only such Credit Party may propose a plan of reorganization or liquidation, including specifically, but not limited to, the period specified by Section 1121(b) of the United States Bankruptcy Code, as it may be amended from time to time hereafter. Each Credit Party agrees that no injunctive relief against Lender shall be sought under Section 105 or any other provision of Title 11 of the U.S. Code, as amended.

8.6 Post-Default Waiver of Collateral Disposition Rights. Borrower and each other Credit Party hereby waive (a) any and all rights that it may have to notification of disposition of collateral under Section 9-611 of the Uniform Commercial Code; (b) any and all rights that it may have to require disposition of collateral under Section 9-620(e) of the Uniform Commercial Code; and (c) any and all rights that it may have to the right to redeem the Collateral under Section 9-623 of the Uniform Commercial Code.

8.7 Descriptions not Limiting. The description of the Loan Documents contained herein is for informational purposes only and shall not be deemed to limit, imply or modify the terms or otherwise affect the Loan Documents. The description in this Agreement of the specific rights of Lender shall not be deemed to limit or exclude any other rights to which Lender may now be or may hereafter become entitled to under the Loan Documents at law, in equity or otherwise. The description in this Agreement of the Existing Defaults shall not be to the exclusion of any other Defaults now existing or hereafter occurring under the Loan Documents.

8.8 Construction. This Agreement and the other Loan Documents executed in connection herewith have been entered into by parties who are experienced in sophisticated and complex matters similar to the transactions contemplated hereby and are being entered into by the parties in reliance upon the economic and legal bargains contained herein and in such other Loan Documents and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party that prepared the instrument, the relative bargaining powers of the parties or the domicile of any party, but shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties to this Agreement.

8.9 Certain Terms, References and Titles. Unless otherwise expressly provided or the context may otherwise require: (a) the words “hereof”, “herein”, “hereunder” and words of similar import, when used in this Agreement or any other Loan Document, shall refer to this Agreement or such other Loan Document as a whole and not to any particular provision hereof or thereof, (b) in the computation of time periods from a specified date to a later specified date in any Loan Document, the term “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including,” and the term “including” means “including without limitation”; (c) the term “documents” means all writings, however evidenced and whether in physical or electronic form, including all documents, instruments, agreements, notices, demands, certificates, forms, financial statements, opinions and reports; (d) the term “incur” means incur, create, make, issue, assume or otherwise become directly or indirectly liable in respect of or responsible for, in each case whether directly or indirectly, and the terms “incurrence” and “incurred” and similar derivatives shall have correlative meanings; (e) the term “sole” means “sole and absolute”; (f) Article, Section, subsection, clause, Appendix, Exhibit, Schedule, and Table references in a Loan Document are to such Loan Document; (g) references to any agreement or instrument includes all exhibits, schedules, and appendices thereto and, unless Lender’s consent is required therefor but was not obtained, any amendment, restatement, or supplement thereto; and (h) references to any statute, law, ordinance, regulation or rule are to such statute, law, ordinance, regulation or rule, as modified from time to time and to any successor to any such statute, law, ordinance, regulation or rule, in each case as in effect at the time any such reference is operative. Article, Section, subsection, Appendix, Exhibit, Schedule and Table titles and other divisions contained in any Loan Document are without substantive meaning or content of any kind and are not a part of the agreement between the parties. Unless otherwise expressly indicated, the meaning of any term defined (including by reference) in any Loan Document shall be equally applicable to both the singular and plural forms of such term.

8.10 Document Execution; Counterparts; E-Transmissions. This Agreement and the other Loan Documents may be executed in any number of counterparts and by different parties in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Except as otherwise expressly provided in any Loan Document, the E-Transmission of an executed signature page (by E-Signature or otherwise) to this Agreement or any other Loan Document shall be as effective as delivery of a manually executed counterpart thereof. The Parties may (but are not required to) transmit or otherwise make or communicate any Loan Document as an E-Transmission, except that the Credit Parties shall deliver, as a further condition to Closing, live pen and ink signatures for those Loan Documents to be delivered on or before Closing, that Lender, in its sole discretion, designates as requiring such live signatures. From time to time after Closing, each Credit Party agrees to deliver to Lender, upon Lender’s request, a live pen and ink signature page for any Loan Document. Where this Agreement or any other Loan Document, including any executed signature pages, is communicated by E-Transmission: (a) this Agreement, such other Loan Document and such signature pages shall conclusively be deemed sufficient to satisfy any requirement for a “writing,” “authentication,” “signature,” or “original” pursuant to any Loan Document or Applicable Law and shall be admissible as an original in any legal proceeding arising out of or relating to this Agreement or any of the other Loan Documents; and (b) each such E-Transmission shall have the same legal effect as a live pen and ink signed paper original. Neither Lender nor any Credit Party shall contest the validity or enforceability of this Agreement, or such other Loan Document, on the basis that this Agreement, such other Loan Document, or one or more signatures hereto or thereto were the subject of an E-Transmission or executed by an E-Signature; provided, however, that nothing herein shall limit a party’s right to contest whether this Agreement or such other Loan Document has been altered after E-Transmission or whether the E-Transmission was delivered to an appropriate representative of Lender. “E-Transmission” means the communication of any document, including signature pages, by e-mail or any system used to receive or transmit faxes electronically. “E-Signature” means the process of attaching to or logically associating with an E-Transmission an electronic symbol, encryption, digital signature or process (including the name or an abbreviation of the name of the party transmitting the E-Transmission) with the intent to sign, authenticate or accept such E-Transmission.

8.11 Entire Agreement; Further Assurances. The Loan Documents contain the entire understanding and agreement of the Credit Parties and Lender in respect of the Loan and supersede all prior representations, warranties, agreements and understandings. No course of dealing between any Credit Party or Affiliate of a Credit Party, and Lender shall be effective to amend, modify or discharge any provision of the Loan Documents. Each Credit Party shall execute, acknowledge (as appropriate) and deliver to Lender such additional agreements, documents and instruments as Lender reasonably requires to carry out the intent of this Agreement.

[SIGNATURE PAGE FOLLOWS]

Executed and effective as of the date first set forth above.

LENDER:

GE FRANCHISE FINANCE COMMERCIAL LLC, a Delaware limited liability company

By:	/s/ Robert Sember
Name:	Robert Sember
Its Authorized Signatory

GE CAPITAL COMMERCIAL OF UTAH LLC, a Delaware limited liability company

By:	/s/ Robert Sember
Name:	Robert Sember
Its Authorized Signatory Address for Notices: 8377 East Hartford Drive Suite 200 Scottsdale, Arizona 85255 Attention: Collateral Management

BORROWER:

SUPERTEL LIMITED PARTNERSHIP, a Virginia limited partnership

By:	SUPERTEL HOSPITALITY REIT TRUST, a Maryland real estate investment trust, its General Partner

	By:	/s/ Kelly A. Walters
	Name:	Kelly A. Walters
	Its:	President

SPPR – SOUTH BEND, LLC, a Delaware limited liability company

By:	SUPERTEL LIMITED PARTNERSHIP, a Virginia limited partnership, its Manager

	By:	SUPERTEL HOSPITALITY REIT TRUST, a Maryland real estate investment trust, its General Partner

		By:	/s/ Kelly A. Walters
		Name:	Kelly A. Walters
		Its:	President

Address for Notices: 1800 W. Pasewalk Avenue, Suite 200 Norfolk, Nebraska 68701
Attention: Chief Financial Officer

GUARANTOR:

SUPERTEL HOSPITALITY, INC., a Virginia corporation

By:	/s/ Kelly A. Walters
Name:	Kelly A. Walters
Its:	President

SUPERTEL HOSPITALITY REIT TRUST, a Maryland real estate investment trust

By:	/s/ Kelly A. Walters
Name:	Kelly A. Walters
Its:	President

SUPERTEL LIMITED PARTNERSHIP, a Virginia limited partnership

By:	SUPERTEL HOSPITALITY REIT TRUST, a Maryland real estate investment trust, its General Partner

	By:	/s/ Kelly A. Walters
	Name:	Kelly A. Walters
	Its:	President

Address for Notices: 1800 W. Pasewalk Avenue, Suite 200 Norfolk, Nebraska 68701 Attention: Chief Financial Officer

APPENDIX A

DEFINED TERMS

“Affiliate” means, with respect to a Person, each officer, director, manager, general partner, or co-venturer of such Person and any other Person that directly or indirectly Controls, is Controlled by, or is under common Control with, such Person.

“Business Day” means any day of the year that is not a Saturday, Sunday or a day on which banks are required or authorized to close in Salt Lake City, Utah; Phoenix, Arizona; or New York, New York.

“Electronic Transmission” means each document, instruction, authorization, information or other communication transmitted, posted or otherwise made or communicated by e-mail or any system used to receive or transmit faxes electronically.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest, including purchase money security interests, and any other preference, priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a capital lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Loan Documents” means each Loan Agreement, together with all other documents and instruments now or in the future executed and delivered by Borrower or any other Credit Party to Lender in connection with the Loans, including this Agreement and all promissory notes, guaranties, mortgages and deeds of trust, security agreements, and other documents or instruments now or hereafter evidencing, guaranteeing, or securing any of the Loans, with references in the Loan Documents to any particular Loan Document to mean such Loan Document, as it may be amended, restated, supplemented, extended or renewed from time to time. Each Exhibit, Schedule, Table or Appendix attached to a Loan Document is an integral part of such Loan Document, the same as if set forth in full in the body thereof.

“Obligations” means, with respect to any Credit Party, all amounts, obligations, liabilities, covenants and duties of every type and description (including for the payment of money), owing by such Credit Party to Lender or any of its Affiliates arising out of, under, or in connection with any Loan Document or any Related Agreement, whether direct or indirect, absolute or contingent, due or to become due, liquidated or not, now existing or hereafter arising, however acquired, and whether or not evidenced by any instrument.

“Person” means any individual, partnership, corporation, business trust, public benefit corporation, joint stock company, estate, association, firm, enterprise, trust, limited liability company, unincorporated association, joint venture and any other entity or Government Authority.

“Related Agreement” means each agreement, document, and instrument, other than the Loan Documents, now or hereafter existing between, or by, any Credit Party or Affiliate of a Credit Party (including as a successor in interest) and, or for the benefit of, Lender or any Lender Affiliate (including, in each case, as a successor in interest), as any such agreement, document, or instrument may be amended, restated, supplemented, extended or renewed from time to time.

“Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person; (b) such Person is able to pay all liabilities of such Person as such liabilities mature; and (c) such Person does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

EXHIBIT A

LOAN SCHEDULE

	Borrower, guarantor or other credit party (collectively, the “Borrower”)	Loan Contract No. (collectively, the “Loan”)	Lender
Loan 1	Borrower: Supertel LP Guarantors: Supertel REIT and Supertel Hospitality	000431562	GE Capital Commercial of Utah, LLC
Loan 2	Borrower: Supertel LP Guarantors: Supertel REIT and Supertel Hospitality	000431830	GE Franchise Finance Commercial LLC
Loan 3	Borrower: Supertel LP Guarantors: Supertel REIT and Supertel Hospitality	000432039	GE Capital Commercial of Utah, LLC
Loan 4	Borrower: Supertel LP Guarantors: Supertel REIT and Supertel Hospitality	000432169	GE Franchise Finance Commercial LLC
Loan 5	Borrower: South Bend, LLC Guarantors: Supertel LP, Supertel REIT and Supertel Hospitality	000435130	GE Franchise Finance Commercial LLC
Loan 6	Borrower: Supertel LP Guarantors: Supertel REIT and Supertel Hospitality	000435126	GE Capital Commercial of Utah, LLC
Loan 7	Borrower: Supertel LP Guarantors: Supertel REIT and Supertel Hospitality	000435127	GE Capital Commercial of Utah, LLC
Loan 8	Borrower: Supertel LP Guarantors: Supertel REIT and Supertel Hospitality	000435128	GE Capital Commercial of Utah, LLC
Loan 9	Borrower: Supertel LP Guarantors: Supertel REIT and Supertel Hospitality	000435129	GE Capital Commercial of Utah, LLC
Loan 10	Borrower: Supertel LP Guarantors: Supertel REIT and Supertel Hospitality	000435397	GE Capital Commercial of Utah, LLC

EXHIBIT B

NEW BORROWER COLLATERAL

1.	Comfort Inn Beacon Marina, 255 Lore Road, Solomons, Calvert County, Maryland 20688.

2.	Comfort Inn Harlan, 2608 South US Highway 421, Harlan, Harlan County, Kentucky 40831.

ASSET#	Address	City	State	Zip
070251	255 Lore Road	Solomons	MD	20688
070252	2608 South US Highway 421	Harlan	KY	40831